UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2009


                      FREEHAND SYSTEMS INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   1-17963                  11-2906904
----------------------------       -----------            -------------------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


                95 First Street, Suite 200, Los Altos CA  94022
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               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (650) 941-0742


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an
            Off-Balance Sheet Arrangement of a Registrant

On January 26, 2009, FreeHand Systems International, Inc. ("the Company") borrowed $100,000 from Bruce Swanson, pursuant to a note from the Company dated such date ("the Note"). The Note is unsecured and provides for interest of $11,200 (24% annual rate) due at term. Both interest and the principal amount of the Note are due June 25, 2009.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 06, 2009                      FREEHAND SYSTEMS INTERNATIONAL, INC.

                                       By: /s/ Kim A. Lorz
                                           -------------------------------------
                                           Kim A. Lorz
                                           Chief Executive Officer


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